SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
       1934

     Filed by the registrant    X

     Filed by a party other than the registrant

     Check the appropriate box:

          Preliminary proxy statement.

      X   Definitive proxy statement.

          Definitive additional materials.

          Soliciting material under Rule 14a-12.

------------------------------------------------------------------------------

CHIEF CONSOLIDATED MINING COMPANY (FILE # 1-1761)
         (Name of registrant as Specified in its Charter)

------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if Other than the registrant):
       N/A

               Payment of filing fee (check the appropriate box):

    X     No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:
       N/A

                        CHIEF CONSOLIDATED MINING COMPANY
                             15988 SILVER PASS ROAD
                                   P.O. BOX 51
                                EUREKA, UT 84628

    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF ANNUAL MEETING TO
                            BE HELD DECEMBER 12, 2001

To the Shareholders of Chief Consolidated Mining Company:

     Notice is hereby given that a Special Meeting of Shareholders in Lieu of Annual Meeting of Chief Consolidated Mining Company will be held at the Doral Hotel, 70 Park Avenue at 38th Street, (Park Avenue Suite), New York City, New York 10016 on Wednesday, December 12, 2001 at 10:00 A.M. New York City time for the following purposes:

     (1) To elect eight (8) directors to serve during the ensuing year.

     (2) To amend the Company's Restated Articles of Incorporation to increase the authorized shares of common stock from 20,000,000 to 50,000,000.

     (3) To approve and ratify nonqualified stock options granted to six directors of the Company.

     (4) To approve an amendment (i) to nonqualified stock options granted to directors and officers of the Company that were previously approved by the shareholders and (ii) to the options referred to at Proposal (3) above, that would extend the time within which the holder may exercise the option if the holder no longer serves as a director or officer of the Company.

     (5) To approve the selection of the firm of Arthur Andersen LLP as independent public accountants for the Company for the current fiscal year.

     (6) To transact such other business as may properly come before the meeting and any adjournments thereof.

          The holders of common and preferred stock of the Company of record at the close of business on November 8, 2001 will be entitled to notice of and to vote at this meeting and any adjournments thereof. By Order of the Board of Directors

                                            Thomas Bruderman
                                            Secretary


 November 12, 2001

     WE URGE ALL SHAREHOLDERS TO ATTEND THE MEETING IN PERSON, IF POSSIBLE, IF NOT, THEY ARE URGED TO DATE, SIGN AND RETURN THE PROXY AS

PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. The Proxy may be revoked at any time before it is voted, and shareholders executing proxies may attend the meeting and vote there in person should they so desire.

     Management of the Company desires all shareholders to take an interest in the affairs of the Company and your interest can best be evidenced by attendance at the forthcoming meeting. Without a quorum in attendance the above matters to be taken up cannot be acted upon. Expense of obtaining a quorum for the meeting can be kept at a minimum if you attend the meeting either in person or by proxy.

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the management of Chief Consolidated Mining Company ("the Company") of proxies to be used at the Special Meeting of Shareholders in Lieu of Annual Meeting of the Company, to be held at the Doral Hotel, 70 Park Avenue at 38th Street (Park Avenue Suite) New York City, New York 10016 on Wednesday, December 12, 2001 at 10:00 A.M. New York City time and any adjournment or adjournments thereof. Proxy material will first be mailed about November 12, 2001. The accompanying form of Proxy is solicited on behalf of management of the Company. Shareholders will vote upon: (1) the election of eight (8) directors to the Board of Directors of the Company; (2) a proposal to amend the Company's Restated Articles of Incorporation to increase the authorized shares of common stock from 20,000,000 to 50,000,000; (3) a proposal to approve and ratify nonqualified stock options granted to six directors of the Company; (4) a proposal to approve an amendment
(i) to nonqualified stock options granted to directors and officers of the Company that were previously approved by the shareholders and (ii) to the options referred to at Proposal (3) above, that would extend the time within which the holder may exercise the option if the holder no longer serves as a director or officer of the Company; (5) approval of the selection of independent public accountants of the Company; and (6) such other business as may properly come before the meeting and any adjournments thereof.

         The enclosed Proxy may be revoked at any time before it is exercised by written notice to the Company bearing a later date than the Proxy, and any shareholder attending the meeting may vote in person whether or not the shareholder has previously submitted a Proxy. Each proposal is identified in the Proxy and the accompanying Notice of Special Meeting of Shareholders in Lieu of Annual Meeting and is set forth and more fully described and commented upon under the applicable headings for each proposal in this Proxy Statement. The election of directors is designated as Proposal 1; the proposal to amend the Company's Restated Articles of Incorporation to increase the authorized shares of common stock from 20,000,000 to 50,000,000 is designated as Proposal 2; the proposal to approve and ratify nonqualified stock options granted to six directors of the Company is designated as Proposal 3; the proposal to approve an amendment (i) to nonqualified stock options granted to directors and officers of the Company that were previously approved by the shareholders and (ii) to the options referred to at Proposal (3) above, that would extend the time within which the holder may exercise the option if the holder no longer serves as a director or officer of the Company is designated as Proposal 4; and the approval of the selection of independent public accountants of the Company is designated as Proposal 5. Where instructions are indicated, the proxies will be voted in accordance therewith. Where no instructions are indicated, the proxies will be voted FOR the nominees for directors, FOR the amendment to the Company's Restated Articles of Incorporation increasing the number of authorized shares of common stock, FOR the approval and ratification of nonqualified stock options granted to six directors of the Company, FOR the amendment to previously granted nonqualified stock options and FOR the selection of independent public accountants, all as described below, and in their discretion with respect to any other business as may properly come before the meeting and any adjournment or adjournments thereof.

         The By-laws of the Company provide that the Annual Meeting of the Shareholders be held on the third Tuesday in May of each year. Since the forthcoming Shareholders' Meeting is being held on December 12, 2001 in lieu of May 15, 2001 (the third Tuesday in May, 2001), the December 12, 2001 meeting is deemed to be a Special Meeting of Shareholders.

The record date set by the Board of Directors for the determination of stockholders entitled to vote is November 8, 2001. Shares of the Company's preferred stock, common stock and convertible common stock all have equal voting rights on the matters to be voted upon at the meeting. On November 8, 2001, there were 11,115 shares of preferred stock, 10,177,242 shares of common stock and 3,780,000 shares of convertible common stock outstanding and entitled to vote. Holders of each class are entitled to one vote per share without distinction as to class. The votes of all classes will be counted together in determining the presence of a quorum and the vote upon each proposal. Upon the election of directors, shareholders have cumulative voting rights. Under cumulative voting, shareholders may multiply the number of shares of stock held by them by the number of positions to be filled and distribute the resulting numbers of votes among any or all nominees in any manner they see fit. The eight nominees receiving the greatest number of votes will be elected as directors. The cumulative vote represented by management proxies will be distributed among management's eight nominees in management's discretion so as to elect as many management nominees as possible. Shareholders representing a majority of the outstanding shares entitled to vote at the meeting must be present or represented by proxy to constitute a quorum. The shares represented by a proxy submitted by a shareholder will be counted for the purpose of determining whether a quorum is present; however, if the shareholder abstains from voting on a particular proposal, the proxies will not vote those shares on the proposal.


                              VOTING SECURITIES AND
                             PRINCIPAL STOCKHOLDERS

          (a) The following table shows as of November 1, 2001, stock ownership of all persons known to management, to be beneficial owners of more than 5% of the common stock of the Company.


          Name and Address of                   Amount and Nature of                Percentage
          Beneficial Owners                     Beneficial Ownership                 of Class
          -----------------                     --------------------                 --------
          SC Fundamental Value Fund, L.P.
            and SC Fundamental Value
            BVI, Ltd.                            750,000 shares (2)                    7.37%(1)

          Alham, Inc. and Trusts Under           560,950 shares (3)                    5.51%(1)
            Will of William E. Simon, Dec'd.
          310 South Street
          Morristown, NJ 07962

          Robert R. Hermann                      673,700 shares (4)                    6.62%(1)
          7701 Forsyth St.
          Clayton, MO 63105

          Dimeling, Schreiber & Park, as         3,780,000 shares (5)(6)              27.08%
          General Partner of Dimeling,
          Schreiber & Park Reorganization
          Fund II, LP
          1629 Locust Street
          Philadelphia, PA 19103


               (1) Percentage based upon current number of the Company 's outstanding shares of common stock, without regard to the Company's outstanding convertible common stock and the conversion rights of the holder of the Company's convertible common stock described at footnote
          (6), below. If such convertible common shares were converted into shares of common stock by the holder, the percentage for SC Fundamental Value Fund, L.P. and SC Fundamental Value BVI, Ltd. would be reduced to 5.37% and the percentages for Alham, Inc. and two testamentary trusts under the Will of William J. Simon and for Robert
          R. Hermann would each be reduced below 5%.

               (2) SC Fundamental Value Fund, L.P. and SC Fundamental Value BVI, Ltd. are affiliated companies.

               (3) There are common control persons for Alham, Inc. and two testamentary trusts created under the Will of William E. Simon, Deceased.

               (4) 250,000 shares owned directly by Robert R. Hermann and 423,700 shares owned by a limited partnership in which Robert R. Hermann is the managing partner and has power to direct the vote and disposition of the Company's shares held by the limited partnership.

               (5) Richard R. Schreiber, Steven G. Park and Christopher A. Arnold, directors of the Company, are principals of Dimeling, Schreiber & Park. They are nominees for director at the meeting.

               (6) Dimeling, Schreiber & Park, in its capacity as General Partner of Dimeling, Schreiber & Park Reorganization Fund II, LP, a Delaware limited partnership, owns 3,780,000 shares of the Company's $0.50 par value convertible common stock. These shares are convertible into a like number of the Company's common stock at no additional cost. The percentage shown is based upon the current number of the Company's outstanding shares of common stock together with the 3,780,000 shares of outstanding convertible common stock. Dimeling, Schreiber & Park, in its capacity as General Partner: (i) will receive an additional 280,000 shares of convertible common stock in December 2001, representing an annual 8% dividend for the year 2001 based on its original purchase of 3,500,000 shares; and (ii) has the right to purchase an additional 5,000,000 shares of convertible common stock from the Company, which right to purchase expires December 31, 2002. If the additional 5,000,000 shares are purchased, the percentage, including the 280,000 dividend shares, would be increased to 47.10%. In addition, Dimeling, Schreiber & Park, in its capacity as General Partner, holds warrants to purchase additional shares of convertible common stock, however, it may not make purchases which would, assuming conversion of all convertible common stock, result in Dimeling, Schreiber & Park, in its capacity as General Partner, owning more than 68% of the Company's outstanding common stock. The holder of the convertible common stock has voting rights identical to the voting rights of the holders of the Company's common stock. See "Certain Relationships and Related Transactions", below, for information concerning the acquisition of the convertible common stock and warrants by Dimeling, Schreiber & Park, in its capacity as General Partner of Dimeling, Schreiber & Park Reorganization Fund II, LP and directorships in the Company held by principals of Dimeling, Schreiber & Park.

          (b) The equity securities of the Company beneficially owned by all directors, director nominees and officers, and by directors, director nominees and officers of the Company as a group, as of November 1, 2000, are:


          Title
           Of                  Name and Address            Amount and Nature of               Percentage of
          Class               of Beneficial Owner        of Beneficial Ownership*             Common Stock
          -------------------------------------------------------------------------------------------------
          Common Stock
          $0.05 par value:

                              Christopher A. Arnold               5,700(1)(2)                     27.08%**
                              1629 Locust Street
                              Philadelphia, PA 19103

                              Thomas Bruderman                  116,100(3)                         1.13%
                              1573 Bronson Road
                              Fairfield, CT 06430

                              Eugene L. Cooke                   200,000                            1.97%
                              108 S.E. 8th Avenue
                              Fort Lauderdale, FL 33301

                              Andre J. Douchane                 100,000(4)                          .97%
                              15988 Silver Pass Road
                              Eureka, UT 84628

                              John E. Henderson                  25,000(5)                            0%
                              15988 Silver Pass Road
                              Eureka, UT 84628

                              Paul Hines                        130,000(6)                         1.26%
                              17 Trachelle Lane
                              Charleston, SC 29407

                              Steven G. Park                        200(1)                        27.08%**
                              1629 Locust Street
                              Philadelphia, PA 19103

                              Robert E. Poll                    235,000(7)                         2.30%
                              59 East 78th Street
                              New York, NY 10021



          Title
           Of                  Name and Address            Amount and Nature of               Percentage of
          Class               of Beneficial Owner        of Beneficial Ownership*             Common Stock
          -------------------------------------------------------------------------------------------------
                              Richard R. Schreiber                  200(1)                        27.08%**
                              1629 Locust Street
                              Philadelphia, PA 19103

                              Leonard Weitz                     191,010(8)                         1.85%
                              640 Fifth Avenue
                              New York, NY 10019

                              Owned by all directors          1,003,210(9)                         9.41%
                              and officers as a group



Preferred  Stock, $0.50Par value:       None

     * Each director and officer has sole voting and investment power with respect to shares owned.

     ** Principal of Dimeling Schreiber & Park. Percentages shown for Messrs. Arnold, Park and Schreiber reflect beneficial ownership of Dimeling, Schreiber & Park in the Company's common stock, assuming conversion of 3,780,000 shares of convertible common stock, rather than a percentage based upon their direct ownership of shares. See footnote (6) to part (a) of "Voting Securities and Principal Stockholders," above, and "Certain Relationships and Related Transactions," below, for information concerning the purchase of 3,500,000 shares of the Company's voting convertible common stock by Dimeling, Schreiber & Park, in its capacity as General Partner of Dimeling, Schreiber & Park Reorganization Fund II, LP ("Fund II").

     (1) Does not include any portion of the 3,780,000 shares of the Company's convertible common stock held by Dimeling, Schreiber & Park in its capacity as General Partner of Fund II, in which Messrs. Dimeling, Schreiber, Park and Arnold have shared power to direct the vote and disposition of such shares by virtue of their positions as principals of Dimeling, Schreiber & Park.

     (2) Includes 5,500 shares held in an IRA account.

     (3) Includes nonqualified stock option previously approved by the shareholders to purchase 60,000 shares held by Thomas Bruderman. Does not include 8,000 shares of common stock and 6,000 shares of preferred stock owned by Thomas Bruderman's wife, in which shares Thomas Bruderman disclaims any beneficial interest.

     (4) Consists of a nonqualified stock option to purchase 100,000 shares granted by Board of Directors as an inducement to Andre J. Douchane to join the Company as President and Chief Operating Officer.

     (5) Consists of a nonqualified stock option to purchase 25,000 shares granted by Board of Directors as an inducement to John E. Henderson to join the Company as Treasurer.

     (6) Includes nonqualified stock option previously approved by the shareholders to purchase 120,000 shares held by Paul Hines. Also includes 10,000 shares held in IRA account.

     (7) Includes nonqualified stock option previously approved by the shareholders to purchase 60,000 shares held by Robert E. Poll.

     (8) Includes nonqualified stock option previously approved by the shareholders to purchase 120,000 shares held by Leonard Weitz. Also includes 8,000 shares held in IRA account and 40,000 shares owned jointly with Leonard Weitz's wife. Does not include 20,000 shares owned by Leonard Weitz's wife, in which shares Leonard Weitz disclaims any beneficial interest.

     (9) Includes options to purchase an aggregate of 485,000 shares as referred to at footnotes (3) through (8) above. All options may be exercised by the directors or officers holding same within 60 days, except the options described at footnotes (4) and (5) above, may be exercised over a five year vesting period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     At the Special Meeting In Lieu Of Annual Meeting Of Shareholders of registrant held December 29, 1999 ("the shareholders meeting"), the shareholders approved, among other things, a stock purchase agreement and a warrant. Dimeling, Schreiber & Park, in its capacity as General Partner of Dimeling, Schreiber & Park Reorganization Fund II, LP, pursuant to the terms of the Stock Purchase Agreement, purchased 3,500,000 shares of the Company's convertible common stock on December 30, 1999 and has the right to purchase an additional 5,000,000 shares on or before December 31, 2002. The warrant approved by the shareholders gives Dimeling, Schreiber & Park, in its capacity as General Partner, the right to purchase additional shares of the convertible common stock, provided that its stock ownership does not exceed 68% of the Company's outstanding shares of common stock (assuming conversion of the convertible common stock into shares of common stock).

     Richard R. Schreiber, Steven G. Park and Christopher A. Arnold, directors and director nominees of the Company, are principals of Dimeling, Schreiber & Park. Since Dimeling, Schreiber & Park is acting in the stock purchase transaction in its capacity as the General Partner of Dimeling, Schreiber & Park Reorganization Fund II, LP, each of the aforesaid three directors and director nominees has a material interest in the transaction involving the sale of the convertible common stock by the Company. As of November 1, 2001 Dimeling, Schreiber & Park Reorganization Fund II, LP was the beneficial owner of 27.08% of the Company's common stock (assuming conversion of the convertible common stock into shares of common stock). See "Voting Securities and Principal Stockholders" above, and "Proposal 1: Election of Directors" below.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following information is presented concerning the compensation of Leonard Weitz as Chairman, President and Chief Executive Officer of the Company for each of the Company's last three completed fiscal years:

                           SUMMARY COMPENSATION TABLE

Name and                     Annual              Long-Term
Principal                    Compensation        Compensation      All Other
Position            Year     Salary              Awards-Options    Compensation
--------            ----     ------------        --------------    ------------
Leonard Weitz*      2000     $225,000(1)              (2)                -
                    1999     $175,000(1)               -                 -
                    1998     $175,000(1)               -                 -


* Served as President, Chairman and Chief Executive Officer.

(1) During the years 1998 and 1999, Leonard Weitz received annual base salary of $175,000 under the terms of an employment agreement dated as of September 1, 1996. Under the terms of that employment agreement, Leonard Weitz was employed as Chairman, President and Chief Executive Officer of the Company for a five year period ending August 31, 2001 and would, in addition to the base salary, receive such bonuses as the Board of Directors of the Company determined. No bonuses were awarded to Leonard Weitz during 1998 or 1999. On February 16, 2000, the Board of Directors approved an employment agreement effective as of January 1, 2000 and expiring December 31, 2004 that superceded and canceled the September 1, 1996 employment agreement. The February 16, 2000 employment agreement between the Company and Leonard Weitz provides for his employment as Chairman, President and Chief Executive Officer of the Company at an annual base salary of $225,000 and such bonuses as the Board of Directors of the Company may determine. Since September 1, 2001, Mr. Weitz has received a reduced salary based on $150,000 per annum. Mr. Weitz and the Company will seek to negotiate the terms of a new agreement prior to the end of 2001 that would supercede the February 16, 2000 employment agreement. Neither Mr. Weitz nor the Company have waived any legal rights with respect to the February 16, 2001 employment agreement pending their reaching a new agreement.

(2) See "Option Grants During Fiscal Year Ended December 31, 2000" and "Option Exercises During Fiscal Year Ended December 31, 2000 and Option Values on December 31, 2000" below, for information concerning nonqualified replacement option to purchase 60,000 shares granted to Leonard Weitz by the Board of Directors on January 21, 2000 and approved by the shareholders of the Company on December 15, 2000.

     On April 24, 2001, the Board of Directors elected Paul Hines, a director, as Chief Executive Officer and interim President of the Company, in place of Leonard Weitz. Mr. Weitz continues to serve as Chairman of the Board. Mr. Hines served as President until August 20, 2001 when Andre J. Douchane was elected by the Board of Directors to replace Mr. Hines as President. Mr. Hines continues to serve as Chief Executive Officer of the Company at an annual salary of $150,000.

     See "Option Grants During Fiscal Year Ended December 31, 2000" and "Option Exercises During Fiscal Year Ended December 31, 2000 and Option Values on December 31, 2000" below, for information concerning nonqualified replacement option to purchase 60,000 shares granted to Paul Hines, in his capacity as a director, by the Board of Directors on January 21, 2000 and approved by the shareholders of the Company on December 15, 2000.

     Effective August 20, 2001, the Board of Directors elected Andre J. Douchane to serve as President and Chief Operating Officer of the Company, replacing Paul Hines who had served as President on an interim basis. Mr. Douchane's employment as President and Chief Operating Officer will continue until terminated by either the Company or Mr. Douchane. Mr. Douchane receives an annual salary of $120,000 and he will be entitled to additional compensation based upon percentages ranging from 5% to 10% of net cash flow related to mining operations at the Trixie Mine and from milling operations at the Burgin concentrator so long as he remains employed by the Company. Operating costs and capital expenditures related to the Trixie Mine operations and the milling of Trixie Mine ores will be used in the calculation of cash flow. The maximum amount of additional compensation that Mr. Douchane shall be entitled to receive will be $400,000 for the eighteen months beginning November 1, 2001 and ending on April 30, 2003, and $300,000 for each twelve month period thereafter. No minimum amount of additional compensation is required for any of these time periods. Registrant's Board of Directors shall also have the discretion to award bonuses to Mr. Douchane in such amounts as the Board may determine. On August 8, 2001, the Board of Directors granted Mr. Douchane a nonqualified stock option to purchase up to 100,000 shares of the Company's common stock as an inducement to his accepting employment by the Company. The option became effective on August 20, 2001 when Mr. Douchane accepted his employment with the Company. The nonqualified option vests over a five-year period at an exercise price of $2.38 per share that was based upon the closing price of the shares on The NASDAQ market on August 20, 2001. See "Table of Stock Options Currently Outstanding", below.

            OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 2000

     The following table contains, with respect to stock options granted to Leonard Weitz and Paul Hines, information as to the number of shares of common stock underlying the options granted during the year 2000, the percentage of total options granted to employees of the Company during the year 2000, the exercise price per share and the expiration date of the options.

                     Number Of Shares           Percent Of
                     Of Common Stock            Total Options
                     Underlying Options         Granted To                Exercise Price        Expiration
  Name               Granted                    Employees in 2000         Per Share               Date
-------------        ------------------         -----------------         --------------        ----------
Leonard Weitz           60,000(1)(2)                   50%                   $2.1875(3)           1/20/10
Paul Hines              60,000(1)(2)                   (4)                    2.1875(3)           1/20/10


(1) Replacement option granted by Board of Directors of the Company on January 21, 2000 and approved by shareholders of the Company on December 15, 2000. The option replaced a previously granted option for 60,000 shares that had been approved by the shareholders having an exercise price of $7 per share and an expiration date of August 7, 2006. See "Option Exercises During Fiscal Year Ended December 31, 2000 and Option Values on December 31, 2000" and "Table of Stock Options Currently Outstanding" below.

(2) The option holder may exercise all or part of the option so long as he continuously remains a director or officer, but in no event later than the expiration date of the option, except his personal representative may exercise within twelve months from the date of death. See Proposal 4 for description of an amendment to the options that would extend the time within which the holder may exercise the option if the holder no longer serves as a director or officer of the Company.

(3) The exercise price was the closing price of the common stock on The NASDAQ market on the date of grant.

(4) Paul Hines was not an employee during 2000.


                       OPTION EXERCISES DURING FISCAL YEAR
                    ENDED DECEMBER 31, 2000 AND OPTION VALUES
                              ON DECEMBER 31, 2000

     The following table contains, with respect to stock options held by Leonard Weitz and Paul Hines, information as to options exercised during the year 2000, the aggregate dollar value realized upon exercise, the total number of unexercised options held on December 31, 2000 and the aggregate dollar value of the in-the-money, unexercised options held on December 31, 2000.

                  Shares                                                        Value of Unexercised
                  Acquired or       Value       Number of Unexercised           in-the-money options
Name              Exercised         Realized   Options at 12/31/00(1)           at 12/31/00 (5)
--------------    -----------       --------   ----------------------           --------------------
Nonqualified:

Leonard Weitz      None             None           120,000(2)(4)                        None
Paul Hines         None             None           120,000(3)(4)                        None


(1) All options held are fully exercisable.

(2) The exercise dates and the expiration dates of the options are as follows:
    30,000 exercisable at $3.50, expiring December 9, 2003; 30,000 exercisable at $3.50, expiring September 18, 2004; and 60,000 exercisable at $2.1875, expiring January 20, 2010.

(3) The exercise dates and the expiration dates of the options are as follows:
    60,000 exercisable at $3.50, expiring September 18, 2004; and 60,000 exercisable at $2.1875, expiring January 20, 2010.

(4) Nonqualified stock options approved by shareholders.

(5) Values are calculated by subtracting the exercise price from the closing price of the Company's common stock on The Nasdaq Stock Market on December 31, 2000.

Compensation of Directors
-------------------------

     Leonard Weitz serves as Chairman of the Board of Directors. See "Compensation of Directors and Executive Officers - Summary Compensation Table" above, and footnote (1) to the Table for details concerning Mr. Weitz's employment agreement.

     Paul Hines, a director, serves as Chief Executive Officer of the Company. See "Compensation of Directors and Executive Officers" above.

     During 2000, each director who was not an officer of the Company received an annual fee of $8,000; no attendance fees were paid. The directors who are not also officers, are paid a fee for services in connection with special assignments based upon the nature of the services and the time spent. However, Mr. Bruderman receives no compensation in addition to his regular director's fees for serving as an officer of the Company, and he therefore qualifies to receive a fee in connection with any special assignments he may perform at the request of the Board of Directors. During the year 2000, the Board of Directors requested Robert E. Poll, a director, to prepare and submit to the Board a report to provide the Board with a suggested price range and the manner of offer for the possible acquisition of Central Standard Consolidated Mines by the Company. Mr. Poll received a fee of $15,000 in 2000 in connection with his preparation of the report.

     On March 16, 2001, the Board of Directors established a Strategic Planning and Review Committee comprised of Directors Thomas Bruderman and Robert E. Poll, and charged them to review and evaluate the Company's then current activities regarding the company's assets and to report back to the Board upon the committee's recommendations on any changes regarding the Company's strategic approach to optimizing the use and value of its assets. Thomas Bruderman and Robert E. Poll were each paid $12,500 for their services in connection with this assignment.

     On December 15, 2000, the shareholders of the Company approved stock options that had been granted by the Board of Directors on January 21, 2000 to the following four directors: Leonard Weitz, Paul Hines, Thomas Bruderman and Robert E. Poll. See "Option Grants During Fiscal Year Ended December 31, 2000" above, for information on options issued to Leonard Weitz and Paul Hines. Thomas Bruderman and Robert E. Poll were each issued nonqualified options for 60,000 shares of common stock at an exercise price of $2.1875 per share and expiring January 20, 2010.

     See "Voting Securities and Principal Stockholders" above, and "Table Of Stock Options Currently Outstanding" below for information as to stock options held by directors.

     See Proposal 3 below, for information concerning options for 60,000 shares each granted by the Board of Directors to the following directors during 2001:
Christopher A. Arnold, Thomas Bruderman, Eugene L. Cooke, Steven G. Park, Robert
E. Poll and Richard R. Schreiber. All of said option grants are subject to the approval of shareholders at the meeting.

       INFORMATION CONCERNING STOCK OPTIONS HELD BY DIRECTORS AND OFFICERS

     As of November 1, 2001, there were outstanding nonqualified stock options to purchase a total of 485,000 shares of the Company's common stock that were held by directors and officers of the Company. Of these, options for 360,000 shares were held by four directors, three of whom are also officers of the Company, and options for 125,000 shares were held by two officers of the Company whom are not directors of the Company. All of the options held by directors had been previously approved by the shareholders of the Company. Action is to be taken at this meeting with respect to the approval of new nonqualified options to purchase a total of 360,000 shares granted by the Board of Directors during 2001, subject to shareholder approval, to six directors of the Company, four of whom do not currently hold nonqualified options. See Proposal 3, below.

     The following table shows information with respect to all outstanding nonqualified stock options held by directors and officers of the Company to purchase a total of 485,000 shares as of November 1, 2001: name of optionee, date of grant, expiration date, number of shares under option and exercise price per share.

TABLE OF STOCK OPTIONS CURRENTLY OUTSTANDING

Name of                Date of    Expiration Date      No. of Shares        Exercise Price
Optionee               Grant      of Option            Under Option         Per Share
--------               -----      ---------            ------------         ---------
Nonqualified
Stock Options

Leonard Weitz(1)       12/10/93   12/09/03                 30,000            $3.50
                       09/19/94   09/18/04                 30,000             3.50
                       01/21/00   01/20/10                 60,000             2.1875

Paul Hines(2)          09/19/94   09/18/04                 60,000            $3.50
                       01/21/00   01/20/10                 60,000             2.1875

Thomas Bruderman(3)    01/21/00   01/20/10                 60,000            $2.1875

Robert E. Poll(4)      01/21/00   01/20/10                 60,000            $2.1875

Andre J. Douchane(5)   08/20/01   08/19/10                100,000            $2.38

John E. Henderson(6)   08/15/01   08/14/10                 25,000            $2.00


(1) Chairman of the Board
(2) Director and Chief Executive Officer
(3) Director and Secretary
(4) Director
(5) President and Chief Operating Officer
(6) Treasurer

                       PROPOSAL 1: ELECTION OF DIRECTORS.

     Eight directors are proposed to be elected at the meeting to serve until the meeting of shareholders to be held in the year 2002 and until their successors shall be elected and qualify. The persons named in the enclosed form of proxy intend to vote such proxy for the election of the eight nominees named below as directors of the Company. If any nominee shall become unavailable for election, the proxies will be voted for the election of such persons, if any, as shall be designated by the Board of Directors. It is not anticipated that any nominee will be unavailable for election.

     All of the nominees for directors are current directors of the Company. On March 16, 2001 the Board of Directors elected Eugene L. Cooke as a director when it expanded the Board to eight members. On

October 17, 2001 the Board of Directors elected Steven G. Park as a director to replace William R. Dimeling who had resigned from the Board. Except for Mr. Cooke and Mr. Park, each of the nominees was elected to the Board of Directors at the meeting of shareholders held on December 15, 2000. The past five years business experience of each of the nominees is set forth below.

     In electing directors, holders of common stock have cumulative voting rights, that is, each holder of record of common stock shall be entitled to as many votes as shall equal the number of shares owned of record multiplied by the number of directors to be elected, and may cast all of such votes for a single director or may distribute them among all or some of the directors to be voted for, as such holder sees fit. Unless contrary instructions are given, the persons named on the proxy will have discretionary authority to accumulate votes in the same manner. Certain information for each nominee for director is set forth below:

                                        Director
           Name                Age        Since         Business Experience During Past Five Years
           ----                ---        -----         ------------------------------------------
   Christopher A. Arnold        31        1999       A principal of Dimeling, Schreiber & Park, a private
                                                     investment partnership that makes private equity
                                                     investments in a broad range of middle market
                                                     companies, from September 1999 to present. Various
                                                     positions with General Electric Capital corporation,
                                                     a diversified financial services company from prior
                                                     to 1997 to September 1999.


   Thomas Bruderman             59        1999       Corporate communications consulting, investment
                                                     banking transactions and investment management
                                                     conducted through Canterbury Companies Inc., as
                                                     President, since prior to 1997. Corporate
                                                     communications consultant for the Company from prior
                                                     to 1997 to November, 1999.

   Eugene L. Cooke              74        2001       Chairman of New Harbor Financial Corporation, a
                                                     private investment company concentrating on real
                                                     estate, real estate development, and early stage
                                                     corporate entities since prior to 1997.

   Paul Hines                   64        1994       Chief Executive Officer of the Company since April
                                                     12, 2001; Financial and management consultant, since
                                                     prior to 1997.

   Steven G. Park               47        2001       A principal of Dimeling, Schreiber & Park, a private
                                                     investment partnership that makes private equity
                                                     investments in a broad range of middle market
                                                     companies, since prior to 1997.

                                        Director
           Name                Age        Since         Business Experience During Past Five Years
           ----                ---        -----         ------------------------------------------
  Robert E. Poll                53        1999       Financial and management consulting through Poll
                                                     Financial, LLC, as Managing Director, since January
                                                     1998; Managing Director of Lazard Freres & Co. LLC,
                                                     an investment banking firm from prior to 1997 to
                                                     December 1997.

   Richard R. Schreiber         46        1999       A principal of Dimeling, Schreiber & Park, a private
                                                     investment partnership that makes private equity
                                                     investments in a broad range of middle market
                                                     companies, since prior to 1997.

   Leonard Weitz                72        1967       Chairman of the Company. Served as Chief Executive
                                                     Officer and President of Company from prior to 1997
                                                     to April 12, 2001.


PROPOSAL 2: APPROVING AN AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 50,000,000 SHARES.

     The Company's Board of Directors proposes an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of $.50 par value common stock from 20,000,000 shares to 50,000,000 shares. The increase in the number of authorized shares will assure the Company's ability to fulfill its obligations under existing agreements and outstanding stock options, as described below. The increase will also provide the Company with flexibility in the issuance of shares for other corporate purposes after reserving a sufficient number of shares for issuance under those agreements and stock options.

Principal Reason for Increasing Authorized Shares

     On December 29, 1999, the shareholders of the Company approved certain proposals which, among other things, created and authorized a new class of 30,000,000 shares of $.50 par value convertible common stock ("convertible common stock") and approved a stock purchase agreement and warrant agreement (the "stock and warrant agreements") between the Company and Dimeling, Schreiber & Park, in its capacity as General Partner of Dimeling, Schreiber & Park Reorganization Fund II, LP, a Delaware limited partnership ("Fund II"). The Company's 20,000,000 authorized shares of $.50 par value common ("common stock") were not increased at the December 29, 1999 shareholders meeting. See footnote
(6) to part (a) of "Voting Securities and Principal Stockholders," and "Certain Relationships and Related Transactions," above, for information concerning the purchase of 3,500,000 shares of the Company's voting convertible common stock by Fund II. Under the terms of stock and warrant agreements and within the time periods specified in the agreements, Fund II has the right to purchase an additional 5,000,000 shares of convertible common stock and to exercise warrants to purchase more convertible common stock, to a point where Fund II has the right to own up to 68% of all voting shares of the Company. An annual 8% dividend payable in shares of convertible common stock is also being paid to Fund II. The Company anticipates that there are a sufficient number of convertible common shares authorized under the Restated Articles of Incorporation to cover all potential future issuances to Fund II. However, since each share of convertible common stock is convertible into a share of the Company's common stock, the Company anticipates that if Fund II exercises its rights to purchase stock under the stock and warrant agreements, there would not be a sufficient number of authorized and unissued shares of common stock available to convert all outstanding shares of the convertible common stock, if Fund II chooses to make the conversion. See "Certain Relationships and Related Transactions" above, for information concerning ownership of convertible common stock by Dimeling, Schreiber & Park, in its capacity as General Partner of Fund II and directorships in the Company held by principals of Dimeling, Schreiber & Park.

Additional Reasons for Increasing Authorized Shares

To cover the exercise of stock options: In addition to having authorized shares available for conversion of convertible common stock into common stock, authorized shares will be needed for any exercises of outstanding stock options. There are currently outstanding stock options for 485,000 shares held by officers and directors and options for 285,000 shares held by others. If the shareholders approve Proposal 3 at the meeting, options for an additional 360,000 shares would be outstanding.

Other reasons: The Company may in the future seek to sell shares of its common stock to raise funds for its operations. Approval of the amendment increasing authorized common stock will also assure that shares will be available for issuance of common stock to obtain funds for its present and future operations, for use in connection with possible acquisitions of properties and any other proper corporate purpose.

Determination of the Number of Additional Shares Needed: As of November 8, 2001, there were issued and outstanding 10,177,242 shares of the Company's common stock and an additional 16,411 issued shares held by the Company as treasury stock, out of a total of 20,000,000 shares of common stock authorized under the Company's Restated Articles of Incorporation. If Fund II purchases the 5,000,000 shares of convertible common stock under its stock purchase agreement with the Company, additional shares are paid to Fund II as the 8% annual dividend and shares of common stock are reserved for the exercise of stock options, the total of the foregoing, including reserving for the conversion of the outstanding convertible common into common stock, would exceed the currently authorized 20,000,000 shares of common stock. This would leave no shares for issuance for other corporate purposes and, if Fund II exercised its warrants under its warrant agreement with the Company, thereby purchasing a significant number of convertible common stock, there would be no available authorized common stock available to reserve for the conversion into common stock of the shares of convertible common stock purchased under the warrant. In all, approximately 35,000,000 shares of authorized shares of common stock would be needed before any additional shares of common stock could be issued for other corporate purposes. The Board of Directors believes that if the authorized common stock is increased to 50,000,000 shares, there will be a sufficient number of shares available to satisfy all corporate needs in the foreseeable future.

The issuance of additional shares of common stock could have the effect of diluting voting power and shareholdings of stockholders. It will have no effect on the ability of Fund II to exercise its right under the purchase and warrant agreements to acquire up to 68% of the Company's outstanding shares. Except for the stock and warrant agreements and the stock options referred to above, the Company has no present agreements to issue the additional shares to be authorized by this proposal.

If the shareholders approve the amendment to increase the authorized shares of common stock, an amendment to Article IV of the Company's Restated Articles of Incorporation will be filed pursuant to the Revised Arizona Statutes that would change the authorized shares of $.50 par value common stock from 20,000,000 shares to 50,000,000 shares. No change will be made to the 30,000,000 authorized shares of $.50 par value convertible common stock or the 1,500,000 authorized shares of $.50 par value preferred stock, as now contained in Article IV.

Approval of Proposal 2 requires: that a quorum of the common stockholders and a quorum of all classes of the Company's stock each be present at the meeting; that the votes cast in favor of Proposal 2 by the common stockholders, voting as a separate class, exceed the votes cast against Proposal 2; and that the votes cast in favor of Proposal 2 by all classes of the Company's stock, voting as a group, exceed the votes cast against Proposal 2. MANAGEMENT INTENDS TO CAST ITS PROXY VOTES IN FAVOR OF PROPOSAL 2.


PROPOSAL 3: APPROVAL AND RATIFICATION OF NONQUALIFIED STOCK OPTIONS GRANTED TO SIX DIRECTORS OF THE COMPANY.

     The Board of Directors recommends the approval and ratification of six nonqualified stock options for 60,000 shares each granted by the Board of Directors, subject to shareholder approval, to the following six directors:
Christopher A. Arnold, Thomas Bruderman, Eugene L. Cooke, Steven G. Park, Robert
E. Poll and Richard R. Schreiber ("new options"). All were elected as directors of the Company by the shareholders on December 29, 1999, except Mr. Cooke who was elected by the Board on March 16, 2001 and Mr. Park who was elected by the Board on October 17, 2001; they are all nominees for director (see Proposal 1). Mr. Bruderman and Mr. Poll each holds an outstanding option to purchase 60,000 shares of the Company's stock that were approved by the shareholders on December 15, 2000. See "Table Of Stock Options Currently Outstanding." above. At the time of granting of each of the new options, the Board of Directors had considered as important an overall policy that it was to the benefit of the Company and its shareholders that directors have incentive to see that the Company achieve its goals and that the Company acknowledge the work of directors and officers who formulate future plans for the Company. It was also the Board's view that the grant of options to these directors was commensurate with the fact that as directors of a publicly held company, they have undertaken fiduciary and management responsibilities. Messrs. Arnold and Schreiber, who were elected to the Board on December 29, 1999, had not previously had options granted to them. Messrs. Cooke and Park were elected to the Board on March 16, 2001 and October 17, 2001, respectively, and neither of them held options prior to his election. The new options for 60,000 shares granted to Mr. Bruderman and Mr. Poll, who each currently hold options for 60,000 shares, would bring each of their option holdings up to 120,000 shares and would equalize their option holdings to those of two other directors of the Company. The exercise price of each new option was the closing price for the Company's common stock on the NASDAQ small cap market on the date of grant. The closing price for the Company's common stock on the NASDAQ small cap market on November 1, 2001 was $2.89.

     The new options granted to each of the six directors by the Board of Directors, for which shareholder approval is sought at the meeting under Proposal 3, are as follows:

         Name of Director-            Date of    Expiration Date    No. of Shares    Exercise Price
         Optionee                      Grant     of Option          Under Option     Per Share
         ------------------            -----     ---------------    -------------    --------------
         Christopher A.
            Arnold(1)                  6/12/01       6/11/11           60,000            $2.90

         Thomas Bruderman(2)           3/16/01       3/15/11           60,000            $2.438

         Eugene L. Cooke(1)            3/16/01       3/15/11           60,000            $2.438

         Steven G. Park               10/17/01      10/16/11           60,000            $3.00

         Robert E. Poll(1)             3/16/01       3/15/11           60,000            $2.438

         Richard R. Schreiber          6/12/01       6/11/11           60,000            $2.90


         (1) Member of Audit Committee.
         (2) Treasurer of Company.

     Each of the new options contains the following significant provisions: the optionee may exercise all or a part of the option so long as he continuously serves as a director or officer, but in no event later than the expiration date of the option, on which latter date the option expires without value; if the optionee dies, his personal representative may exercise the option within twelve months from the date of death; and payment by the optionee upon exercise of the option must be in cash. See Proposal 4 for a description of an amendment to all nonqualified stock options, including the new options, to be voted upon by the shareholders at the meeting that would allow the option holders to exercise the options after they no longer serve as a director or officer of the Company for a period of three years, but in no event beyond the stated expiration date of the option.

Tax  Treatment of Options.

     The Company has been advised by counsel that under the Internal Revenue Code, the persons to whom the nonqualified stock options were granted will not be deemed to receive any income for Federal tax purposes at the time the options were granted, nor will the Company be entitled to a tax deduction at the time. Upon the exercise of a nonqualified stock option, the optionee will be deemed to have received income in an amount equal to the difference between the option price and market price of the shares on the exercise date. The Company will be allowed an income tax deduction in an amount equal to the income deemed received by the optionee.

Accounting Treatment of New Options

     The new stock options, if approved by the shareholders at the meeting, will be accounted for as a fixed award and neither the shareholders' approval of Proposal 3 nor the exercise of the option (if such approval has been given) will have any affect on the Company's net income.

     Approval of Proposal 3 requires that the votes cast in favor of Proposal 3 exceed the votes cast against Proposal 3. If Proposal 3 is not approved, none of the aforesaid options will become effective. MANAGEMENT INTENDS TO CAST ITS PROXY VOTES IN FAVOR OF PROPOSAL 3.


PROPOSAL 4: APPROVAL AND RATIFICATION OF AMENDMENT TO EXTEND THE TIME FOR THE EXERCISE OF A NONQUALIFIED STOCK OPTION BY AN OPTION HOLDER WHO NO LONGER SERVES AS AN OFFICER OR DIRECTOR.

     The following four directors, three of whom are also officers of the Company, currently hold nonqualified stock options to purchase in the aggregate 360,000 shares of the Company's common stock that had previously been approved by shareholder of the Company: Leonard Weitz-120,000 shares; Paul Hines-120,000 shares; Thomas Bruderman-60,000 shares; and Robert E. Poll-60,000 shares. See "Table Of Stock Options Currently Outstanding" above. At the meeting, the shareholders will vote upon the approval and ratification of six new nonqualified stock options to purchase in the aggregate 360,000 shares of the Company's common stock that were granted by the Board of Directors to six directors of the Company, subject to the approval of shareholders. See Proposal 3 above. Under the terms of all of the above referred to options, there is a provision that provides that the unexercised portion of the option shall expire at the time the option holder ceases to serve as an officer or director of the Company. The Board of Directors has proposed an amendment to all of the nonqualified options that were previously approved by the shareholders and to all the options granted to directors which are subject to approval at the meeting, that would give the option holder up to three years to exercise the unexercised portion of the option that existed at the time the option holder ceases to serve as an officer or director of the Company. The Board of Directors believe that an option holder who has diligently performed his duties as a director or officer over a period of time, may decide to resign for reasons unrelated to the affairs of the Company, such as age, health or other personal or business reasons. For this reason, the Board recommends that the shareholders approve the amendment so that the option holder has a period of three years after he no longer serves in such capacity to exercise the then remaining shares under option, provided that in no event will the extension go beyond the stated termination date of the option. If the shareholders approve Proposal 4, each of the options described above under this Proposal 4 will be deemed amended to include the three year provision. If Proposal 4 is not approved by the shareholders, the said options shall continue in effect with no change being made.

     Approval of Proposal 4 requires that the votes cast in favor of Proposal 4 exceed the votes cast against Proposal 4. MANAGEMENT INTENDS TO CAST ITS PROXY VOTES IN FAVOR OF PROPOSAL 4.

           PROPOSAL 5: THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Arthur Andersen LLP has been recommended by the Board of Directors to serve as independent public accountants for the Company for the current fiscal year. No member of said accounting firm has any direct financial or any material indirect financial interest in the Company or any of its subsidiaries or any connection during the past five years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. At the meeting of shareholders the selection of said accounting firm will be proposed by management. Arthur Andersen LLP has advised the Company that it does not expect a representative to be present at the meeting.

     Approval of Proposal 5 requires that the votes cast in favor of Proposal 5 exceed the votes cast against Proposal 5. MANAGEMENT INTENDS TO CAST ITS PROXY VOTES IN FAVOR OF PROPOSAL 5.

     AUDIT FEES. The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of financial statements included in the Company's Quarterly reports on Form 10-QSB for that fiscal year were $98,632.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not incur any fees for financial information systems design and implementation for the fiscal year ended December 31, 2000.

     ALL OTHER FEES. The fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000 were $17,650.


                     MEETINGS OF THE BOARD OF DIRECTORS AND
                        INFORMATION REGARDING COMMITTEES

     The Board of Directors held four meetings in 2000. No person who served as a director attended fewer than 75% of the meetings in 2000.

     During the year 2000, the Company had an Audit Committee comprised of the following three directors: Christopher A. Arnold, Paul Hines and Robert E. Poll. On August 8, 2001, the audit Committee was expanded to four members and Eugene
L. Cooke, a director, was added as a member. During 2000, the three member Audit Committee held five meetings, with each member attending all the meetings. The principal functions of the Audit Committee are to (i) review financial reports and other financial information provided by the Company to any governmental body or the public; (ii) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (iii) consider independence and effectiveness and approve fees of the Corporation's independent accountants; (iv) provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors; and (v) review with the Company's counsel, legal compliance matters and any legal matter that could have a significant impact on the Company's financial statements. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     On April 12, 2001, the Board of directors created a Compensation Committee comprised of three directors, Christopher A. Arnold, Eugene L. Cooke and Paul Hines. The primary function of the Compensation Committee was to interview applicants for the positions of President and Treasurer of the Company and to make the Committee's recommendation to the Board as to the best qualified candidates and to propose compensation arrangements. A new President and a new Treasurer were elected by the Board of Directors in August 2001. The Board of Directors did not have a Compensation Committee during 2000.

     On June 12, 2001, the Board of directors created an Operating Committee comprised of three directors, Christopher A. Arnold, Eugene L. Cooke and Paul Hines. The primary function of the Operating Committee is to provide guidance to the President and Chief Operating Officer of the Company and generally oversee all aspects of the Company's operations. The Board of Directors did not have an Operating Committee during 2000.

     The Board of directors does not have a nominating committee or a committee performing similar functions.

     AUDIT COMMITTEE REPORT

     The four member Audit Committee of the Company's Board of Directors ("the Audit Committee") consists of: three non-employee directors, Christopher A. Arnold, Eugene L. Cooke and Robert E. Poll; and Paul Hines, the Chief Executive Officer of the Company. Messrs. Arnold, Cooke and Poll have been determined to be independent as defined by the NASDAQ Marketplace Rules. During 2000, the Audit Committee was comprised of Messrs. Arnold, Hines and Poll. In August 2001, Mr. Cooke became the fourth member of the Audit Committee. The Audit Committee operates under a written Charter adopted by the Board of Directors, attached to this Proxy Statement as Appendix A. Among its other functions, the Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principals and to issue a report thereon. The Audit committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with members of management who have responsibility over the Company's internal controls and financial reporting. The Audit Committee has also met with the independent accountants. With respect to the Company's financial statements for the year ending December 31, 2000, management represented to the then three member Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by statement on Auditing Standards 61.

     The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independent Standards Board Statement No. 1, "Independent Discussions with Audit Committee." The Committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided the independent accountants are compatible with maintaining its independence.

     Based on the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee's three members who were on the Audit Committee in March 2001 recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission ("SEC").

                           Submitted by the Audit Committee of the Company's
                             Board of Directors.
                           Christopher A. Arnold, Chairman
                           Eugene L. Cooke
                           Paul Hines
                           Robert E. Poll


                                  ANNUAL REPORT

     A copy of the Company's 2000 Annual Report, which includes a complete copy of the Company's Annual Report on SEC Form 10-KSB containing financial statements and financial statement schedules for the year ended December 31, 2000, accompanies this Proxy Statement. Additional Annual Reports will be available without charge upon written request to the Company's offices at 15988 Silver Pass Road, P.O. Box 51, Eureka, Utah 84628.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders' proposals intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received at the Company's offices at 15988 Silver Pass Road, P.O. Box 51, Eureka, Utah 84628, by March 30, 2002 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals.


                                  OTHER MATTERS

     The Company is not aware of any person who, at any time during the year 2000 was a director, officer or beneficial owner of more than 10% of the Company's common stock who failed to file on a timely



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basis, reports required by Section 16(a) of the Securities Exchange Act of 1934
during 2000 or prior years.

     The cost of soliciting proxies will be borne by the Company. The Company will solicit votes by mail, and officers, directors and employees of the Company may solicit proxies by telephone, telegraph or personal interview. In addition, the Company has retained the professional soliciting firm of Georgeson Shareholder to solicit proxies from banks, brokers, nominees and institutions at a cost to the Company of $5,000 and disbursements.

     Management knows of no other matters to be presented for consideration at the meeting by management or by shareholders who have requested inclusion of proposals in the Proxy Statement, other than the matters stated in the Notice of Special Meeting of Shareholders in Lieu of Annual Meeting. If any other matter shall properly come before the meeting, the persons in the accompanying proxy intend to vote on such matters in accordance with their best judgment.


                                          By Order of the Board of Directors,


                                          Thomas Bruderman
                                          Secretary

         November 12, 2001



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



                                                                      Appendix A


                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                      OF CHIEF CONSOLIDATED MINING COMPANY

                                    CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     Review and appraise the audit efforts of the Corporation's independent accountants.

     Provide and open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, at least a majority of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The meaning of "independent director" shall be based upon the rules of the Securities and Exchange Commission relating to Audit Committees. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee or at least its Chair should conduct discussions with the independent accountants and management quarterly to review the Corporations financials consistent with IV. 3 below.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

     4. Recommended to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes
-----------------------------

     7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

     8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.


     9. Consider and approve, if appropriate, major changes to the Corporation's auditing and


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


          accounting principles and practices as suggested by the independent accountants or management.

Process Improvement
-------------------

     10. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     11. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     12. Review any significant disagreement between management and the independent accountants in connection with the preparation of the financial statements.

     13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
----------------------------

     14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

     15. Review management's monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organization, and the public satisfy legal requirements.

     16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

     17. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.



                                       ***



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